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                                                                   EXHIBIT 10.02
                                                                   -------------


                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS EMPLOYMENT AGREEMENT, dated as of the _____ day of _____________, 1996, by and between Rational Software Corp., a Delaware corporation ("Rational"), SQA, Inc., a Delaware corporation ("SQA") (Rational and SQA may be referred to herein collectively as the "Company") and the undersigned employee (the "Employee") of SQA.


                                    Recitals
                                    --------

     A.  The Employee is an employee of SQA; and

     B. Rational and SQA, along with a wholly-owned subsidiary of Rational ("Sub") have entered into an Agreement and Plan of Reorganization dated as of November 12, 1996 (the "Merger Agreement"), which requires, among other things, SQA to use its best efforts to cause the Employee to enter into this Employment Agreement in connection with the merger of Sub with and into SQA (the "Merger"), as described in the Merger Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Merger Agreement;

     NOW, THEREFORE, IT IS HEREBY AGREED by and between the parties hereto as follows:

     1.   Effectiveness of Agreement; Employment.
          --------------------------------------

          (a)  Effectiveness of Agreement. This Agreement shall become effective
               --------------------------
as of the Effective Time. In the event that the Merger Agreement is terminated, this Agreement shall be null and void.

          (b)  Duties.  SQA agrees to employ the Employee as __________________
               ------
and the Employee agrees to perform such reasonable responsibilities and duties as may be required of him by SQA; provided, however, that the SQA Board of Directors (the "SQA Board") shall have the right to revise such responsibilities from time to time as the SQA Board may deem appropriate. The Employee shall carry out his duties and responsibilities hereunder in a diligent and competent manner and shall devote his full business time, attention and energy thereto.

          (c)  Employment At-Will. The Company and the Employee acknowledge and
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agree agree that the Employee's employment is at-will, as defined under applicable law. If the Employee's employment terminates for any reason, the Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided in Section 3 of this Agreement, or as may
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otherwise be available in accordance with the Company's established employee plans and policies at the time of termination.

     2.   Compensation and Benefits.
          -------------------------

          (a)  Base Compensation. SQA shall pay the Employee as compensation for
               -----------------
his services a base salary at the annualized rate of $____________. Such salary shall be subject to applicable tax withholding and shall be paid periodically in accordance with normal SQA payroll. The annual compensation specified in this
Section 2, together with any increases in such compensation that the SQA Board may grant from time to time, is referred to in this Agreement as "Base Compensation."

          (b)  Employee Benefits. The Employee shall be eligible to participate
               -----------------
in the employee benefit plans and arrangements which are available or which become available, in the discretion of Rational's Board of Directors, to other employees of the Company, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determination of any committee administering such plan or program.

          (c)  Options.  Any options to purchase SQA stock held by the Employee
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immediately prior to the merger ("SQA Options") shall convert into options to purchase Rational stock pursuant to the Merger Agreement and the applicable SQA option plans under which the SQA Options were granted. Upon termination of Employee's employment for any reason, the Employee shall have the right to exercise all or any portion of the Employee's SQA Option in accordance with the applicable SQA Stock Option Plan and related option agreements; provided, however, that if the Employee's employment terminates as a result of Involuntary Termination, the Employee's SQA Option shall become vested and exercisable, as of the date of such Termination, as though the Employee had remained employed by SQA through the Anniversary Date. Notwithstanding the foregoing, if the Employee is a party to a prior written agreement with SQA that includes specific provisions relating to the exercisability of the Employee's SQA Options following a merger and such provisions are more favorable to the Employee than those provided herein, then the provisions of that prior agreement shall govern.

     3.   Severance Payments.
          ------------------

          (a)  Involuntary Termination. If prior to expiration of the second
               -----------------------
anniversary of the Effective Time ("Anniversary Date"), the Employee's employment terminates as a result of Involuntary Termination, then, subject to the Employee's continuing obligations under Section 4, the Employee shall continue to receive his Base Compensation until the Anniversary Date.

          (b)  Voluntary Resignation; Termination for Cause. If the Employee's
               --------------------------------------------
employment terminates by reason of Employee's voluntary resignation, or if the Employee is terminated for Cause, the Employee shall not be entitled to receive severance or other benefits except for those (if any) as may then be established under the Company's then-existing severance and benefits plans and policies at the time of such termination.

                                      -2-
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          (c)  Death or Disability. If the Employee's employment terminates as a
               -------------------
result of his death or disability, no compensation or payments will be made to the Employee other than those to which he is entitled under the Company's existing benefit plans and policies at the time of such termination.

     4.   Covenants Not to Compete and Not to Solicit.
          -------------------------------------------

          (a) Until the Anniversary Date, or such later date as may be provided under any prior written agreement with SQA, upon the termination of the Employee's employment with the Company for any reason, the Employee agrees that he shall not, on his own behalf, or as owner, manager, advisor, principal, agent, partner, consultant, director, officer, shareholder or employee of any business entity, or otherwise participate in the development or provision of goods or services which are directly or indirectly competitive with goods or services provided (or proposed to be provided) by SQA without the express written authorization of SQA. The foregoing covenant shall not be deemed to prohibit Employee from acquiring an investment not more than one percent of the capital stock of a competing business, whose stock is traded on a national securities exchange or through the automated quotation system of a registered securities association.

          (b) Until the Anniversary Date, or such later date as may be provided under any prior written agreement with SQA, upon the termination of employment with SQA for any reason, the Employee agrees that he shall not solicit, induce, attempt to hire, or hire any employee of the Company.

          (c) The Employee represents that he (i) is familiar with the foregoing covenants not to compete and not to solicit, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

     5.   Definitions.  As used herein, the terms
          -----------

          (a)  Cause.  "Cause" means the Employee's termination only upon:
               -----

                    (i) The substantial and continuing failure to render services to the Company in accordance with the Employee's assigned duties, which materially and adversely affects or could materially and adversely affect the business prospects, financial condition, operations, property or affairs of the Company if such failure to render services to the Company remains uncured for a period of 30 days following delivery of notice to Employee of such failure;

                    (ii) The conviction of a felony, either in connection with the performance of the Employee's obligations to the Company or which shall adversely affect the Employee's ability to perform such obligations;

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                    (iii) Gross negligence, dishonesty, breach of fiduciary duty or material breach of the terms of any confidentiality, non-competition or developments agreement or any other agreement in favor of the Company;

                    (iv) The commission of an act of fraud or embezzlement which results in loss, damage or injury to the Company, whether directly or indirectly; or

                    (v) The commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to break a contract with the Company.

          (b)  Involuntary Termination. "Involuntary Termination" shall mean (i)
               -----------------------
a reduction by the Company in the Employee's Base Compensation as in effect immediately prior to such reduction; (ii) the relocation of the Employee to a facility located more than 35 miles from Burlington, Massachusetts, without the Employee's express written consent; or (iii) any purported termination of the Employee by the Company which is not effected for disability or for Cause.

     6.   Notices. Any notice, report or other communication required or
          -------
permitted to be given hereunder shall be in writing to both parties and shall be deemed given on the date of delivery, if delivered, or three days after mailing, if mailed first-class mail, postage prepaid, to the following addresses:

          If to the Employee, at the address set forth below the Employee's signature at the end hereof.

          If to the Company:

               SQA, Inc.
               One Burlington Woods
               Burlington, MA 01803
               Attn: President

or to such other address as any party hereto may designate by notice given as herein provided.

     7.   Governing Law.  This Employment Agreement shall be governed by and
          -------------
construed and enforced in accordance with the internal substantive laws, and not the choice of law rules of the Commonwealth of Massachusetts.

     8.   Amendments. This Employment Agreement shall not be changed or modified
          ----------
in whole or in part except by an instrument in writing signed by each party hereto.

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     9.   Severability.  The invalidity or unenforceability of any provision or
          ------------
provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

     10.  Successors.
          ----------

          (a)  Company's Successors. Any successor to the Company (whether
               --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this subsection (a) or which becomes bound by the terms of this Agreement by operation of law.

          (b)  Employee's Successors. The terms of this Agreement and all rights
               ---------------------
of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successor, heirs, distributees, devisees or legatees.

     11.  Entire Agreement. Except with respect to specific provisions of any
          ----------------
prior written agreement between the Employee and SQA relating to (i) the granting of SQA Options to Employee or the exercisability of SQA Options following a merger of SQA and (ii) the Employee's agreement not to compete with SQA or solicit SQA's employees, this Agreement shall supersede and replace all prior agreements or understandings relating to the subject matter hereof, and no agreement, representations or understandings (whether oral or written or whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the relevant matter hereof.

     12.  Counterparts.  This Employment Agreement may be executed in several
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     13.  Effect of Headings. The section headings herein are for convenience
          ------------------
only and shall not affect the construction or interpretation of this Employment Agreement.

     14.  Definitions.  All capitalized terms used herein shall have the meaning
          -----------
defined in the Merger Agreement, unless otherwise defined herein.

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          IN WITNESS WHEREOF, the parties hereto have executed this Employment
Agreement as of the date first written above.


          RATIONAL SOFTWARE CORP.

          By: ________________________________


          SQA, INC.

          By: ________________________________


          EMPLOYEE

          ____________________________________
          (Signature)

          ____________________________________
          (Print Name)

          ____________________________________


          ____________________________________
          (Print Address)

          ____________________________________
          (Print Telephone Number)

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